                                           EXHIBIT 32 SECTION 1350 CERTIFICATION


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of BancWest Corporation (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter
A. Dods, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date:  March 25, 2004.



      /s/ Walter A. Dods, Jr.
      -----------------------
      Walter A. Dods, Jr.
      Chief Executive Officer

                                           EXHIBIT 32 SECTION 1350 CERTIFICATION


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of BancWest Corporation (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas
C. Grigsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

      3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date:  March 25, 2004.



      /s/ Douglas C. Grigsby
      -----------------------
      Douglas C. Grigsby
      Chief Financial Officer